Exhibit 10.41

Execution version

General security deed

AVITA

—

AVITA Medical Pty Limited (Grantor) ORCO IV LLC (Secured Party)

—

3rd Floor Randall House 6 Dowgate Hill London EC4R 2SU United Kingdom

T +44 20 7429 2780 F +44 20 7429 2788

minterellison.com

LON1_1061175_3

General security deed

AVITA

Details	5
Parties	5
Background	5
Agreed terms	6
1. Defined terms & interpretation	6
1.1. Defined terms from Credit Agreement	6
1.2. Other defined terms	6
1.3. PPSA terms incorporated	8
1.4. Interpretation	8
1.5. Security Agreement, Loan Document and General Security Deed	8
2. Secured Party's limit on liability	8
2.1. Capacity and acts	8
2.2. Duties and responsibilities limited	9
2.3. Benefit and survival	9
3. Grant of security	9
3.1. Security interest and charge	9
3.2. Continuing security and obligations	9
4. Dealings with Collateral	9
4.1. Restricted dealings	9
4.2. Permitted dealings	9
4.3. Revolving Assets	9
4.4. Conversion to Revolving Assets	10
4.5. Inventory	10
5. Priority	10
5.1. Priority of Security Interest in Collateral	10
5.2. No agreement or consent to subordination, attachment or accessions	10
5.3. Contrary agreements	10
6. General security provisions	11
6.1. Security continuing and independent	11
6.2. Collateral Security Documents	11
6.3. Release of Collateral	11
7. Representations and warranties	11
7.1. Representations and warranties	11
7.2. Repetition	12
7.3. Reliance and survival	12
8. Undertakings	12
8.1. General undertakings	12
8.2. Undertakings relating to Collateral	13
8.3. Collection Account	14
8.4. Collection and deposit of proceeds	14

8.5. Further assurances	15
9. Grantor liability and exclusion of rights	16
9.1. Indemnity	16
9.2. Principal and independent obligation	16
9.3. Grantor's liabilities not affected	16
9.4. Exclusion of subrogation and other rights	17
9.5. Prove in Liquidation	17
9.6. Variations and replacements	17
10. Consequences of Event of Default	18
10.1. Consequences of Event of Default	18
10.2. Secured Party's general powers	18
10.3. Secured Party's PPSA powers – sections 123 and 128	18
10.4. Secured Party's specific powers	18
10.5. Discharge or acquire prior Security Interest	19
10.6. Co-operation in exercise of power of sale	20
10.7. Appoint Receivers	20
10.8. Agency of Receiver	20
10.9. Receiver's powers	20
10.10. Appointment of Attorney	21
11. Costs and expenses	21
11.1. Costs and expenses	21
11.2. PPSA expenses	21
11.3. Enforcement and other expenses	22
11.4. Costs and expenses of Grantor	22
12. Interest on overdue amounts	22
12.1. Accrual and calculation	22
12.2. Judgment or order	22
12.3. Payment	22
13. Payments	22
14. Receipt of money and application	23
14.1. Credit of received payment	23
14.2. Applying or appropriating money received	23
14.3. Suspense account	23
14.4. Surplus proceeds	23
14.5. Payments after notice of subsequent Security Interests	23
15. Statutory powers and notices	24
15.1. Exclusion of PPSA provisions	24
15.2. Exercise of rights by Secured Party	24
15.3. No notice required unless mandatory	24
15.4. Appointment of nominee for registration	25
15.5. Other rights	25
16. Assignment	25
16.1. By Grantor	25
16.2. Change in security trustee	25
16.3. Assistance	25
17. Notices, demands and communications	25

18. Protection of third parties	25
18.1. Receipt of Secured Party, Receiver	25
18.2. Third parties need not enquire	26
19. Protection of Secured Party, Receiver and Attorney	26
19.1. Notice, demand or lapse of time required by law	26
19.2. Secured Party and Receiver not restricted	26
19.3. Secured Party, Receiver and Attorney not mortgagee in possession 19.4. or liable	26
19.5. Secured Party may set off	26
19.6. Reinstating avoided transaction	26
19.7. Authorised Representatives and communications	27
19.8. Secured Party's opinion	27
20. General provisions	27
20.1. Consideration	27
20.2. Prompt performance	27
20.3. Performance of Grantor's obligations by Secured Party	27
20.4. Powers	27
20.5. Consent and waivers	27
20.6. Indemnities and reimbursement obligations	27
20.7. Notices or demands as evidence	27
20.8. Law and legislation	28
20.9. Severability	28
20.10. Variation	28
20.11. Governing law – security agreement	28
20.12. Governing law – Security Interest	28
20.13. Jurisdiction	28
20.14. Service of process	28
20.15. Acceptance of appointments	28
20.16. Counterparts	28
Schedule 1 – Notice of Security Interest (account)	30
Schedule 2 – Serial Numbered Property	32
Signing pages	39

Details

Date 11 December 2023

Parties

Name AVITA Medical Pty Limited

ACN 058 466 523

Short form name Grantor

Notice details Address: Level 7, 330 Collins Street, Melbourne, Victoria 3000 Email: Lou.Panaccio@cpwcapital.net.au

Attention: Lou Panaccio

Name ORCO IV LLC, a Delaware limited liability company

Capacity As trustee of the trust established under the Security Trust Deed Short form name Secured Party

Notice details c/o OrbiMed Advisors LLC

601 Lexington Avenue, 54th Floor New York, NY 10022

Attention: OrbiMed Credit Reporting Email: RoSCreditOps@OrbiMed.com

Background

A
The Grantor agrees to grant the Secured Party a security interest in the Collateral to secure payment and performance of the Obligations.
B
The Grantor does this in return for the Secured Party and the other Beneficiaries entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration.

Agreed terms

1.
Defined terms & interpretation
1.1
Defined terms from Credit Agreement

Terms defined in (or incorporated by reference to) the Credit Agreement (as defined below) have the same meanings when used in this document unless otherwise defined in this document.

Parties to the Credit Agreement referred to by short form name in this document are more fully described in the Credit Agreement.

1.2
Other defined terms

In this document:

A$ means the lawful currency of Australia.

Affiliate has the meaning given to that term in the Security Trust Deed.

Attorney means an attorney appointed by the Grantor under this document.

Authorisation means any consent, authorisation, registration, filing, agreement, notarisation, certificate, permit, licence, approval, authority or exemption of, from or required by,

a Governmental Authority or required by law. Where intervention or action of a Governmental Authority within a specified period would fully or partly prohibit or restrict something by law, Authorisation includes the expiry of that period without that intervention or action.

Authorised Representative has the meaning given to that term in the Security Trust Deed.

Avoidance has the meaning given to that term in clause 19.5.

Beneficiary has the meaning given to that term in the Security Trust Deed, but also includes the Secured Party in any capacity.

Borrower means AVITA Medical, Inc., a Delaware Corporation.

Collateral means all the Grantor's present and future property of any kind. It includes anything in respect of which the Grantor has at any time a sufficient right, interest or power to grant a security interest.

Collection Account means the account established under clause 8.3.

Control Event means:

(a)
in respect of any Collateral that is, or would have been, a Revolving Asset:
(i)
the Grantor breaches, or attempts to breach clause 4.1 in respect of the Collateral or takes any step which would result in it doing so; or
(ii)
a person takes a step (including signing a notice or direction) which may result in Taxes, or an amount owing to an authority, ranking ahead of the security interest in the Collateral under this document; or
(iii)
distress is levied or a judgment, order or Security Interest is enforced or a creditor takes any step to levy distress or enforce a judgment, order or Security Interest, over the Collateral; or
(iv)
the Secured Party gives a notice to the Grantor that the Collateral is not a Revolving Asset (however, the Secured Party may only give a notice if the Secured Party reasonably considers that it is necessary to do so to protect its rights under this document or if an Event of Default has occurred and is continuing); or
(b)
in respect of all Collateral that is or would have been Revolving Assets:
(i)
a voluntary administrator, liquidator or provisional liquidator is appointed in respect of the Grantor or the winding up of the Grantor begins; or
(ii)
a receiver, receiver and manager or controller is appointed to any of the Grantor's property; or
(iii)
something having a substantially similar effect to paragraph (i) or (ii) happens in respect of the Grantor or its assets under any law.

Credit Agreement has the meaning given to that term in the Security Trust Deed.

Default Rate has the meaning given to that term in the Credit Agreement.

Event of Default has the meaning given to that term in the Credit Agreement. Governmental Authority has the meaning given to that term in the Credit Agreement. Guarantee has the meaning given to that term in the Security Trust Deed.

Insolvency Event has the meaning given to that term in the Security Trust Deed.

Investment Document has the meaning given to that term in the Credit Agreement.

Lease means any arrangement whereby an asset may be used, occupied, operated or managed by a person other than the owner. It includes a lease, licence, charter, hire purchase or hiring arrangement.

Liquidation has the meaning given to that term in the Security Trust Deed. Loan Document has the meaning given to that term in the Security Trust Deed. Loan Party has the meaning given to that term in the Security Trust Deed.

Loss has the meaning given to that term in the Security Trust Deed.

Marketable Security means:

(a)
a 'marketable security' (as defined in the Corporations Act);
(b)
a negotiable instrument (within the ordinary meaning of that term);
(c)
a unit or other interest in a trust or partnership; and
(d)
a right or an option in respect of any of the above, whether issued or unissued.

Non-Transfer Collateral means any account or chattel paper which is located, or taken to be located, in Western Australia for the purposes of the Duties Act 2008 (WA), other than trade debts.

Notice has the meaning given to that term in the Security Trust Deed.

Obligations has the meaning given to that term in the Security Trust Deed.

Permitted Lien means each Lien (as defined in the Credit Agreement) permitted by section 8.3 (Liens) of the Credit Agreement.

Power means any right, power, discretion or remedy of the Secured Party, a Beneficiary, a Receiver or an Attorney under any Loan Document or applicable law.

PPS Law has the meaning given to that term in the Security Trust Deed.

PPS Regulations has the meaning given to that term in the Security Trust Deed.

PPSA has the meaning given to that term in the Security Trust Deed.

Real Property means all of the Grantor's present and future estates and interests in freehold and leasehold land and in all buildings, structures and fixtures from time to time on that land.

Receiver means a receiver or receiver and manager appointed under this document.

Records means, in relation to a person, all information relating in any way to that person's business or any transaction entered into by the person, whether recorded electronically, magnetically or otherwise.

Revolving Asset means any Collateral:

(a)
which is:
(i)
inventory (within the ordinary meaning of that term);
(ii)
a negotiable instrument (within the ordinary meaning of that term); or
(iii)
money (including money withdrawn or transferred to a third party from an account of the Grantor with a bank or other financial institution); and
(b)
in relation to which no Control Event has occurred, subject to clause 4.4. Security Document has the meaning given to that term in the Security Trust Deed. Security Interest has the meaning given to that term in the Security Trust Deed. Security Trust has the meaning given to that term in clause 2.1.

Security Trust Deed means the document titled 'Security trust deed – AVITA Security Trust' between, amongst others, the Secured Party, the Grantor and others dated on or about the date of this document.

Security Trustee Documents has the meaning given to that term in the Security Trust Deed.

Serial Numbered Property means personal property that may or must be described by serial number in a financing statement under the PPSA or the PPS Regulations whether or not the Serial Numbered Property has been issued a serial number by IP Australia.

Title Documents means each certificate, confirmation, grant, assurance, conveyance, deed and other document of title or evidencing title to, or rights to acquire, possess, use or dispose of, any Collateral.

1.3
PPSA terms incorporated

In this document, unless the context requires otherwise and except when used in the definition of 'Revolving Asset' in clause 1.2, the following words and expressions (and grammatical variations of them) have the same meanings given to them in the PPSA or the PPS Regulations

(as applicable): accession, ADI, advance, after-acquired property, amendment demand, attach, chattel paper, commercial consignment, consumer property, control, documents of title, financing change statement, financing statement, future advance, goods, inventory, investment instrument, land, negotiable instrument, personal property, purchase money security interest, serial number and verification statement.

1.4
Interpretation
(a)
The provisions of clause 1.3 (Interpretation) of the Security Trust Deed are incorporated in, and apply to, this document as if set out in full with any necessary amendments.
(b)
In this document to 'grant a security interest' includes to charge, mortgage, pledge, encumber, assign by way of security and transfer by way of security.

1.5
Security Agreement, Loan Document and General Security Deed

The parties agree that this document is:

(a)
a 'Security Agreement' and 'Loan Document' for the purposes of the Credit Agreement; and
(b)
the 'General Security Deed' referred to in the Security Trust Deed.

2.
Secured Party's limit on liability
2.1
Capacity and acts

The Secured Party enters into this document only in its capacity as trustee of the trust established under the Security Trust Deed (Security Trust) and in no other capacity. Each other party acknowledges that under the terms of the Security Trust Deed, the Secured Party:

(a)
holds the benefit of this document for the Beneficiaries from time to time; and
(b)
is bound to act on the instructions of the Beneficiaries, and is not bound to act without instructions or where the Security Trust Deed otherwise provides that the Secured Party is not bound to act.
2.2
Duties and responsibilities limited

The Secured Party's obligations, duties and responsibilities under or in connection with this document are limited to those expressly set out in the Security Trust Deed and this document.

2.3
Benefit and survival

Clause 2 applies for the benefit of the Secured Party's officers and agents and will survive termination of this document.

3.
Grant of security
3.1
Security interest and charge
(a)
The Grantor grants a security interest in the Collateral to the Secured Party (for the benefit of the Beneficiaries) to secure payment and performance of the Obligations.
(b)
For the purposes of section 20(2)(b) of the PPSA (but without limiting the meaning of 'Collateral' in this document), this security interest is taken in all the Grantor's present and after-acquired property.
(c)
This security interest is a transfer by way of security of Collateral consisting of accounts and chattel paper (each as defined in the PPSA) which are not, or cease to be, Revolving Assets, other than any Non-Transfer Collateral.
(d)
To the extent any Collateral is not transferred, this security interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over Revolving Assets and a fixed charge over all other Collateral.

3.2
Continuing security and obligations

Each Security Interest granted under this document is a continuing security until the Secured Party releases all Collateral from the Security Interest, despite any intermediate payment, discharge, settlement, release or other matter. The Grantor's obligations under this document continue despite any full or partial release of the Collateral and no full or partial release of Collateral will release the Grantor from personal liability under this document until all the Obligations have in fact been received by the Secured Party and are not liable to be disgorged.

4.
Dealings with Collateral
4.1
Restricted dealings

The Grantor must not do, or agree to do, any of the following except as permitted by clause 4.2 or the Credit Agreement:

(a)
create or allow another interest (including without limitation any Security Interest) in any Collateral; or
(b)
dispose, or part with possession, of any Collateral.

4.2
Permitted dealings

The Grantor may do any of the following in the ordinary course of the Grantor's ordinary business unless it is prohibited from doing so by another provision in a Loan Document:

(a)
create or allow another interest in, or dispose or part with possession of, any Collateral which is a Revolving Asset; or

(b)
withdraw or transfer money from an account with a bank or other financial institution.

4.3
Revolving Assets

If a Control Event occurs in respect of any Collateral then automatically:

(a)
that Collateral is not (and immediately ceases to be) a Revolving Asset;
(b)
any floating charge over that Collateral immediately operates as a fixed charge;
(c)
if the Collateral is accounts or chattel paper (and excluding any Non-Transfer Collateral), it is transferred to the Secured Party by way of security; and
(d)
the Grantor may no longer deal with the Collateral under clause 4.2.

4.4
Conversion to Revolving Assets

If any Collateral is not, or ceases to be, a Revolving Asset, and becomes subject to a fixed charge or transfer under this clause 4, the Secured Party may give the Grantor a notice stating that, from a date specified in the notice, the Collateral specified in the notice is a Revolving Asset, or becomes subject to a floating charge or is transferred back to the Grantor. This may occur any number of times.

4.5
Inventory

Any inventory which is not, or ceases to be, a Revolving Asset is specifically appropriated to a security interest under this document. The Grantor may not remove it without obtaining the specific and express authority of the Secured Party to do so.

5.
Priority
5.1
Priority of Security Interest in Collateral
(a)
The parties intend that each Security Interest created under this document:
(i)
takes priority over all other Security Interests and other interests in the Collateral at any time other than any Permitted Lien as agreed in writing by the Secured Party as having priority or as mandatorily preferred by law; and
(ii)
has the same priority in relation to all Obligations, including future advances.
(b)
Nothing in this clause 5.1 restricts the Secured Party from claiming that a Security Interest granted under this document is a purchase money security interest in respect of all or part of the Collateral.

5.2
No agreement or consent to subordination, attachment or accessions

Nothing in this document may be construed as an agreement or consent by the Secured Party to:

(a)
(subordination) subordinate a Security Interest created under this document in favour of any person;
(b)
(security) any Security Interest other than any Permitted Lien attaching to or being created in any Collateral;
(c)
(deferral of attachment) defer or postpone the date of attachment of a Security Interest created under this document in any Collateral;
(d)
(accessions to Collateral) any personal property becoming an accession to any Collateral; or
(e)
(accessions to non-Collateral) any Collateral becoming an accession or affixed to any asset that is not Collateral.

5.3
Contrary agreements

This clause 5 is subject to any express written agreement to the contrary between the parties, including the overriding provisions of any subordination and/or priority agreement entered into by the Secured Party in respect of any other holder of security.

6.
General security provisions
6.1
Security continuing and independent
(a)
Each of this document, each Security Interest created under it and each other Security Document is in addition to and enforceable independently of any other Security Interest, Guarantee or Security Document.
(b)
Each of this document and, subject to any release pursuant to clause 6.3 below, each Security Interest created under it is to remain in full force and effect (whether or not at any given time the Grantor is indebted to the Secured Party or any other Beneficiary) until the execution by the Secured Party and delivery to the Grantor of an unconditional release of this document and each Security Document.

6.2
Collateral Security Documents

This document is collateral to each other Security Document. This document and each other Security Document will be read and construed together so that the Secured Party may exercise any of its rights under any one or more of them separately or concurrently or not at all, and in such order as it chooses.

6.3
Release of Collateral
(a)
At the request in writing of the Grantor and at the sole expense of the Grantor, the Secured Party will release the Collateral from this document or the Security Interest created under it if:
(i)
all Obligations have been irrevocably paid in full and all commitments which might give rise to Obligations have terminated;
(ii)
the Secured Party is satisfied that no amount will subsequently become an Obligation due to an Avoidance; and
(iii)
the Secured Party has not enforced the Security Interest under this document pursuant to clause 9.
(b)
At the request in writing of the Grantor and at the sole expense of the Grantor, the Secured Party will release any Collateral sold or disposed of in any transaction permitted by the Credit Agreement from this document or the Security Interest created under it to the extent provided, and subject to the terms and conditions set forth, in section 11.9 (Collateral and Guarantee Matters) of the Credit Agreement.

7.
Representations and warranties
7.1
Representations and warranties

The Grantor represents and warrants to the Secured Party (and for the benefit of the Beneficiaries), except as to matters disclosed by it to the Secured Party and accepted by the Secured Party in writing, that:

(a)
(no trust) it has not entered into this document and does not hold any of the Collateral as trustee of any trust;
(b)
(details of Grantor) all information in the 'Details' section of this document is true, correct and complete as at the date of this document;
(c)
(no Real Property) as at the date of this document, it does not own any Real Property;
(d)
(Serial Numbered Property):
(i)
the information in Schedule 2 is, at the date of this document, true and correct and includes the details of all of the Grantor's Serial Numbered Property which is material to the Grantor's business; and

(ii)
the information provided as a consequence of:
(A)
the Grantor's obligation under clause 8.1(c)(iii); or
(B)
the Secured Party's request under clause 8.2(d)(ii),

is true and correct and includes all the details of such Serial Numbered Property necessary under the PPSA (or any foreign law in the jurisdiction in which the property is granted which provides for the public registration or recording of the security interest, or of a notice relating to the security interest, if possible) to perfect the relevant Security Interest in respect of such Serial Numbered Property;

(e)
(consumer property) none of its Collateral is consumer property;
(f)
(ownership of Collateral) it is the sole legal owner and sole beneficial owner of the Collateral, and it will be the sole legal owner and sole beneficial owner of any property or asset it acquires as Collateral, subject always to the interest of:
(i)
any owner or lessor of any personal property in respect of which the Grantor has an interest as buyer, lessee or bailee or which the Grantor receives as a commercial consignment; and
(ii)
the secured party under any Permitted Lien; and
(g)
(Security Interests) the Collateral is free from any Security Interest other than Permitted Liens.

7.2
Repetition

The Grantor repeats each representation and warranty in this clause 7 with reference to the facts and circumstances at the time when representations and warranties are repeated in the Credit Agreement.

7.3
Reliance and survival

The Grantor acknowledges that:

(a)
it makes the representations and warranties in this clause 7 with the intention of inducing the Secured Party to enter into the Loan Document and the Secured Party enters into the Loan Documents on the basis of, and in full reliance on, each of the representations and warranties; and
(b)
those representations and warranties survive execution and delivery of the Loan Documents and the provision of financial accommodation under them.

8.
Undertakings
8.1
General undertakings

The Grantor must:

(a)
(Obligations) fully and punctually perform, satisfy, or procure the performance or satisfaction of, all of its Obligations at the times and in the way specified in the relevant Loan Documents;
(b)
(details of Grantor):
(i)
without limiting any restrictions contained in the Loan Documents, not change any of its details as set out in the 'Details' section of this document without giving the Secured Party 14 days' prior written notice; and
(ii)
provide to the Secured Party, on request, a certified copy of each source or source document necessary (in the Secured Party's opinion), for the purposes of the PPS Regulations, to verify the information in the 'Details' section of this document

(or any part of it) or to otherwise register one or more financing statements in relation to any Security Interest in Collateral created by any Loan Document;

(c)
(notify details of or changes relating to Collateral) notify the Secured Party promptly:
(i)
on the Secured Party's request, of the present location of any Collateral;
(ii)
if it acquires any Marketable Securities;
(iii)
of the acquisition of any Serial Numbered Property which forms part of the Grantor's assets and is material to the Grantor's business and, in respect of that Serial Numbered Property, all the details referred to in Schedule 2; and
(iv)
on the Secured Party's request, of the details of each purchase money security interest and each Security Interest perfected by control in any of the Grantor's Collateral; and
(d)
(no Event of Default) ensure that no Event of Default occurs.

8.2
Undertakings relating to Collateral

The Grantor must (unless the Secured Party otherwise agrees):

(a)
(other Security Interests) comply in all material respects with the terms of each Security Interest binding on it in respect of the Collateral from time to time, and unless the Secured Party first consents in writing, ensure that there is no increase in the amount secured under a Security Interest held by someone other than the Secured Party in respect of the Collateral other than where the Security Interest is a Permitted Lien;
(b)
(accessions and fixtures) not allow any Collateral to become an accession or fixture to any asset (other than land) that is not Collateral (or otherwise subject to a Security Interest in favour of the Secured Party) or to be affixed to any land (other than any freehold interest in land in respect of which the Secured Party has a first-ranking registered mortgage), except in the ordinary course of, and for the purpose of carrying on, the Grantor's ordinary business;
(c)
(location of Collateral) not move (or allow to be moved) any Collateral situated in Australia as at the date of this document outside Australia, except;
(i)
in the ordinary course of, and for the purpose of carrying on, the Grantor's ordinary business; or
(ii)
where in the Secured Party's opinion, the Collateral remains subject to a satisfactory (including in terms of priority ranking) Security Interest in favour of the Secured Party;
(d)
(Serial Numbered Property):
(i)
not change any serial number in respect of any Serial Numbered Property;
(ii)
if, at the time this document is signed by the Grantor, or if the Secured Party so requests, at the time of that request, the Collateral includes any Serial Numbered Property, complete Schedule 2 and provide it to the Secured Party;
(e)
(Title Documents) unless the Secured Party agrees otherwise in writing, deposit with the Secured Party all Title Documents relating to the Grantor's interests in the Collateral as soon as they are available to the Grantor or its agents;
(f)
(delivery of Collateral) without limiting clause 8.2(e), on request by the Secured Party (acting reasonably), deliver to the Secured Party, or ensure the Secured Party has possession of all chattel paper, negotiable instruments, Title Documents and all other documents of title to the Collateral where possession of that Collateral by a third party could have the result that the interest of that third party in that Collateral would defeat or have priority over the Security Interest of the Secured Party (except to the extent that such documents or evidence of title are in the possession of the holder of a Permitted Lien for the purpose of giving effect to that Permitted Lien);
(g)
(income) if the Secured Party directs after an Event of Default has occurred and is continuing, ensure that rent and other income from the Collateral is paid to the Secured Party (or that the Grantor pays over such amounts to the Secured Party), to be applied in accordance with clause 14.2;

(h)
(access and inspection) ensure that the Collateral and the Grantor's Records relating to the Collateral are available for inspection (and in the case of Records, for copying) by the Secured Party and persons authorised by the Secured Party:
(i)
during business hours on giving reasonable notice; and

(ii) at any time without prior notice while an Event of Default is continuing or while an event or circumstance is continuing that the Secured Party believes (acting reasonably) exposes a substantial part of the Collateral to risk of loss, damage or material reduction in value, and in each case the Grantor must assist with each inspection (including obtaining any necessary consents or permits of other persons) and ensure that its employees and officers do the same;

(i)
(condition and protection) keep all Collateral in good working order and condition and protected from loss, theft and damage;
(j)
(maintain value) not do, allow or omit anything which is likely to lower the value of the Collateral unless permitted by the Credit Agreement; and
(k)
(trademarks) as soon as possible and in any event within 20 Business Days of the date of this document, lodge an application with the World Intellectual Property Organization and/or IP Australia (as applicable) for the recorded owner to be updated to "AVITA Medical Pty Limited" for each of the following Australian trademarks:
(i)
IR 1258199 / AU 1710701;
(ii)
IR 1265045 / AU 1722240;
(iii)
AU 1722242;
(iv)
AU 1722241; and
(v)
IR 1284000 / AU 1747552.

8.3
Collection Account

If the Secured Party requests at any time after an Event of Default has occurred and while it is continuing, the Grantor must:

(a)
open and maintain an account designated as 'Collection Account' with an ADI at a branch approved by the Secured Party;
(b)
sign and do everything necessary (including give notice to the ADI and execute all documents required by the ADI and the Secured Party) so that the Secured Party's nominated Authorised Representatives are signatories to the Collection Account and no withdrawal or fund transfer can be made from the account without the signature of at least two of those Authorised Representatives;
(c)
give a notice substantially in the form of Schedule 1 to the ADI with whom the account is held, promptly on being required to do so, and use its best endeavours to procure that the ADI provides the acknowledgment contemplated in the notice;
(d)
ensure that any money withdrawn from the Collection Account in breach of this document or any other Loan Document is kept separate from any other money and is held in trust for the Secured Party; and
(e)
not close or, at any time after an Event of Default has occurred and is continuing, make withdrawals from or transfer funds from the Collection Account, without the Secured Party's prior written consent or otherwise operate the Collection Account except as expressly contemplated in the Loan Documents.

The Grantor agrees that the Secured Party:

(f)
is not responsible for the Grantor's performance of its obligations in relation to the Collection Account; and
(g)
has no duties in relation to the Collection Account except as specified in a Loan

Document, and will not be liable for any error of judgment or any mistake of fact or law, except to the extent of its own gross negligence, wilful default or fraud.

8.4
Collection and deposit of proceeds
(a)
If the Secured Party requests at any time after an Event of Default has occurred and while it is continuing, the Grantor must until the Secured Party otherwise directs, ensure the prompt collection (as agent for the Secured Party) and immediate deposit directly into the Collection Account, of all proceeds, money and other amounts on account or in respect of:

(i)
any book debt or other debt due to the Grantor (whether or not received by it);
(ii)
any amount payable to the Grantor under an Investment Document;
(iii)
any insurance (other than workers compensation or public liability insurance proceeds payable to another person entitled to compensation) where the Secured Party is not the loss payee; and
(iv)
the disposal of any Collateral.
(b)
If the Secured Party notifies the Grantor at any time that the Secured Party intends to collect the amounts referred to in clause 8.4(a), the Grantor agrees that:
(i)
the Secured Party will collect those amounts instead of the Grantor and the Grantor is prohibited from doing so;
(ii)
the Secured Party may notify relevant persons of the Secured Party's interest in those amounts; and
(iii)
the Grantor must use its best endeavours to assist the Secured Party to collect those amounts (including but not limited to signing and doing anything desirable, in the Secured Party's reasonable opinion, for that purpose).

8.5
Further assurances

The Grantor must do (and must procure that anyone else who has an interest in the Collateral or who claims under or in trust for the Grantor does) whatever the Secured Party reasonably requires to:

(a)
better secure the Collateral for payment and performance or satisfaction of the Obligations, and to enable the better exercise of any Power (including the granting of further specific security in the form required by the Secured Party and depositing with the Secured Party documents or evidence of titles and transfers in relation to investment instruments); and
(b)
perfect, preserve, maintain, protect, or otherwise give full effect to the Collateral, this document or each Security Interest intended to be created under this document, and the priority of that Security Interest required by the Secured Party, including:

(c)
anything the Secured Party requires in order for it to:
(i)
register and maintain (including renew before expiry) one or more financing statements in relation to any Security Interest in Collateral created by any Loan Document;
(ii)
remove any financing statement which is registered against the Grantor or any caveat which is lodged against land which is Collateral in relation to any Security Interest which is not a Permitted Lien; or
(iii)
obtain possession or control of any Collateral for the purpose of perfecting the Secured Party's Security Interest in that Collateral by possession or control;
(d)
providing details of the Collateral;
(e)
procuring that any other person holding a Security Interest in all or any part of the Collateral provides to the Secured Party such information in relation to that Security Interest as the Secured Party may reasonably request;

(f)
granting an all-obligations mortgage in the form required by the Secured Party over such of the Grantor's interests in any Real Property which forms part of the Collateral as the Secured Party may require, and delivering to the Secured Party any document, and doing any other thing, which the Secured Party requires in order to register any such mortgage;
(g)
perfecting or improving the Grantor's title to, or other right or interest in, all or any part of the Collateral;
(h)
facilitating the exercise of any right by the Secured Party or any Receiver or Attorney at any time or the realisation of the Collateral following the occurrence of an Event of Default which is continuing, including the exercise of all rights of inspection, requesting all Records and taking all necessary copies, which the Grantor is entitled to exercise, request or take;
(i)
paying any Taxes on this document;
(j)
executing and delivering to the Secured Party transfer forms in relation to any of the Collateral, undated and blank as to transferee and consideration; and
(k)
otherwise enabling the Secured Party to obtain the full benefit of the provisions of any Loan Document.

9.
Grantor liability and exclusion of rights
9.1
Indemnity

The Grantor indemnifies the Secured Party and each other Beneficiary against, and must pay to the Secured Party on demand amounts equal to, any Loss (including loss of profit) arising as a result or in connection with:

(a)
the Grantor or a Loan Party failing to observe or perform its Obligations on time; or
(b)
an Insolvency Event in relation to the Grantor,

for any reason and whether or not the Grantor or a Beneficiary knew or ought to have known anything about these matters.

9.2
Principal and independent obligation

Subject to clause 6.2, this document comprises principal and independent obligations of the Grantor and is not ancillary or collateral to, or affected by, any other obligation, Security Interest or Guarantee.

9.3
Grantor's liabilities not affected

The Grantor's liabilities under this document are not affected by any act, omission or other thing which would reduce or discharge those liabilities, including:

(a)
a Beneficiary granting time or any other indulgence or concession to a Loan Party or any other person;
(b)
a Beneficiary increasing the amount of, opening further accounts in connection with or otherwise varying or replacing the type or terms of, financial accommodation provided to a Loan Party or any other person;
(c)
any transaction or agreement, or variation, novation or assignment of a transaction or agreement (including any Loan Document), between a Beneficiary and a Loan Party or any other person;
(d)
an Insolvency Event in relation to a Loan Party or any other person, or a Beneficiary becoming a party to or bound by any Liquidation;
(e)
any judgment, proceedings or order being obtained or made against a Loan Party or any other person;
(f)
an obligation of a Loan Party or any other person or any provision of a Loan Document being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform;
(g)
the whole or partial discharge or release of, or the granting of, a Security Document;
(h)
any Obligations not being recoverable or the liability of a Loan Party or any other person to a Beneficiary ceasing (including as a result of giving a release or discharge or by law);
(i)
the failure of a Loan Party or any other person to execute any Loan Document, properly or at all;
(j)
the Grantor not being a party to a Loan Document (such as a Loan Document solely between the Secured Party and a Loan Party);
(k)
a Beneficiary exercising or not exercising its rights (including any right to elect to terminate a contract) under a Loan Document or at law against a Loan Party or any other person;
(l)
any default, misrepresentation, negligence, breach of contract, misconduct, acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to the Grantor) by a Beneficiary or any other person;
(m)
any change to, or in the membership of, any partnership, joint venture or association; or
(n)
any Collateral being destroyed, forfeited, extinguished, surrendered or resumed,

whether or not the Grantor, a Loan Party, a Beneficiary or any other person is aware of it or consents to it and despite any legal rule to the contrary.

9.4
Exclusion of subrogation and other rights

Until there are no Obligations, and each Beneficiary is satisfied (acting reasonably) that it will not have to repay any money received by it, the Grantor must not (either directly or indirectly) without the Secured Party's prior written consent:

(a)
claim, exercise or attempt to exercise a right of set-off or counterclaim or any other right or raise any defence which might reduce or discharge the Grantor's liability under this document;
(b)
claim or exercise a right of subrogation or contribution or otherwise claim the benefit of:
(i)
a Security Document or Guarantee relating to the Obligations; or
(ii)
any Security Interest or Guarantee which would rank in priority or preference to a Security Document or Guarantee relating to the Obligations,

and any money the Grantor receives in breach of this clause 9.4(b) will be held on trust for each Beneficiary and must be paid promptly to a Beneficiary for the account of each Beneficiary; or

(c)
unless expressly permitted in a Loan Document or each Beneficiary has given a direction to do so (in which case it must do so in accordance with the direction as trustee for each Beneficiary):
(i)
prove, claim or vote in, or receive the benefit of a distribution, dividend or payment arising out of, the Liquidation of a Loan Party; or
(ii)
demand, or accept payment of, any money owed to the Grantor by a Loan Party,

and any such money it receives will be held on trust each Beneficiary and must be paid promptly to a Beneficiary for the account of each Beneficiary.

9.5
Prove in Liquidation
(a)
The Grantor, for valuable consideration, irrevocably appoints each of the Secured Party and its Authorised Representatives separately as its attorney to prove in the Liquidation of a Loan Party for all money that the Grantor can claim against that person on any account whatever. The terms of appointment are that the attorney:

(i)
must pay to the Grantor dividends it receives in excess of the Obligations, without interest, and any other dividends must be paid to the Secured Party; and
(ii)
may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.
(b)
The Grantor agrees to ratify anything done by an attorney under clause 9.5(a). The power of attorney created under clause 9.5(a) is granted to secure the Grantor's performance of its obligations under each Loan Document to which it is expressed to be a party.

9.6
Variations and replacements

The Grantor acknowledges that the Loan Documents may be varied or replaced from time to time. The Grantor confirms that the Obligations includes any amount payable under any Loan

Document which is relevant to the Obligations as varied or replaced. The Grantor confirms that this applies regardless of:

(a)
how a Loan Document is varied or replaced;
(b)
the reasons for the variation or replacement; and
(c)
whether the Obligations decreases or increases or a Loan Document is otherwise more onerous as a result of the variation or replacement.

10.
Consequences of Event of Default
10.1
Consequences of Event of Default

If an Event of Default has occurred and is continuing, in addition to all other rights and remedies granted to the Secured Party:

(a)
each Security Interest created under this document will become immediately enforceable; and
(b)
the floating charge created under this document will become a fixed charge, to the extent that it is not already fixed, and all Collateral that was subject to the floating charge is not (or immediately ceases to be) a Revolving Asset.

10.2
Secured Party's general powers

While an Event of Default is continuing, regardless of whether the Secured Party has appointed a Receiver, the Secured Party may, without demand or notice to anyone (unless notice is required as described in clause 19.1), do all things that a secured party with a Security Interest in, or a mortgagee or an absolute owner of, the Collateral can do, and exercise all rights, powers and remedies:

(a)
of a secured party with a Security Interest in, or a mortgagee or an absolute owner of, the Collateral;
(b)
given to a Receiver under the Corporations Act; and
(c)
specified in clause 10.4.

10.3
Secured Party's PPSA powers – sections 123 and 128

Without limiting any other provision of this document, any Security Interest or any other Loan Document, the Grantor agrees that, at any time while an Event of Default is continuing, the Secured Party may:

(a)
seize any Collateral; and/or
(b)
dispose of any Collateral in such manner and generally on such terms and conditions as the Secured Party thinks desirable,

and otherwise do anything that the Grantor could do in relation to the Collateral.

10.4
Secured Party's specific powers

While an Event of Default is continuing, the Secured Party may do any or all of the following in connection with its Powers, whether in its or the Grantor's name or otherwise and whether or not it has possession of the Collateral:

(a)
(recover, possess and control) access, recover, manage, take or give up possession or 'control' (within the ordinary meaning of that term and as defined in the PPSA) of, and surrender or release, any Collateral;
(b)
(receive income and profits) receive the income and profits of the Collateral;
(c)
(carry on business) carry on, promote, restructure or participate in the Grantor's business in relation to the Collateral, and access the land or premises of that business;
(d)
(insurance) insure the Collateral and settle and compromise insurance claims;
(e)
(improve or invest) maintain, invest, deposit, improve or alter the Collateral to improve its value or saleability or to obtain income or returns from it (including to acquire, take on or Lease any asset as part of the Collateral or build, rebuild, pull down or alter a structure or improvement on Real Property);
(f)
(sell, assign or exchange) sell, assign or help sell all or any Collateral to any person or exchange it for any other property or rights, on terms the Secured Party thinks fit, with or without other property;
(g)
(deposited documents) complete and deal with any document deposited with the Secured Party relating to any Collateral, including any transfer in blank;
(h)
(options, Lease, rights) grant, acquire, renew, vary, accept the surrender of or terminate an option, Lease or other right over the Collateral on the terms it thinks fit, and with or without any other property;
(i)
(hive off) promote the formation of any company to acquire any Collateral or assume obligations of the Grantor or both;
(j)
(accounts) operate bank accounts forming part of the Collateral and open and operate further bank accounts in the Grantor's name and to the Grantor's exclusion;
(k)
(contracts, instruments and rights) perform or observe the Grantor's obligations or enforce or exercise the Grantor's rights, powers, discretions or remedies (or refrain from doing so) under:
(i)
a contract, instrument, arrangement or Marketable Security forming part of the Collateral (including voting and proxy rights); or
(ii)
a Loan Document (including to cure an Event of Default) or other document entered into by the Secured Party or a Receiver in exercise of a Power,

and vary, terminate or rescind any of them or novate or otherwise transfer to any person the Grantor's obligations under any of them;

(l)
(make calls) make calls on the members of the Grantor for uncalled capital forming part of the Collateral;
(m)
(Liquidation) initiate and participate in any Liquidation of any person (including voting at meetings and appointing proxies);
(n)
(proceedings) commence, prosecute, defend, discontinue, compromise, submit to arbitration and settle proceedings in connection with this document or the Collateral, whether in or before a Governmental Authority;
(o)
(raise money) obtain financial accommodation (including from a Beneficiary or its associate) and give Guarantees, in each case with or without granting a Security Interest over the Collateral and regardless of priority ranking;
(p)
(receipts) give receipts for money and other property it receives;
(q)
(employ and delegate) employ and discharge staff, professional advisers,

consultants, contractors, agents and auctioneers for the purposes of this document, and at the remuneration that the Secured Party thinks fit, and to delegate to any person any of its Powers (including this right of delegation);
(r)
(Authorisations) apply for any Authorisation which is necessary or desirable in connection with the exercise of a Power; and
(s)
(incidental power) do anything expedient or incidental to exercise any of its Powers, without limiting those Powers.

10.5
Discharge or acquire prior Security Interest
(a)
While an Event of Default is continuing, the Secured Party may do any one or more of the following:
(i)
purchase a debt or liability secured by a prior Security Interest (including a debt secured by a Permitted Lien);
(ii)
pay the amount required to discharge or satisfy that debt or liability; and
(iii)
take a transfer or assignment of that Security Interest and any Guarantee, document or right ancillary or collateral to it.
(b)
If the Secured Party exercises its rights under clause 10.5(a):
(i)
the Grantor is indebted to the Secured Party for the same amount paid by the Secured Party or the amount of the debt or liability acquired (whichever is higher) and that amount is immediately payable to the Secured Party and forms part of the Obligations;
(ii)
the Secured Party may rely on a written notice from the holder of a prior Security Interest (Prior Secured Party), or on an ancillary or collateral document, as to the amount and property secured by that prior Security Interest;
(iii)
the Prior Secured Party need not enquire whether any amount is owing under a Loan Document; and
(iv)
the Grantor irrevocably directs any such Prior Secured Party to give the Secured Party any information it requires in connection with the prior Security Interest.

10.6
Co-operation in exercise of power of sale

If the Secured Party or a Receiver wishes to exercise a right to sell any Collateral, the Grantor must do or cause to be done all things necessary to enable an expeditious sale and transfer to the purchaser for the value as estimated by the Secured Party, in the manner and on terms the Secured Party thinks fit.

10.7
Appoint Receivers
(a)
While an Event of Default is continuing, the Secured Party may do any one or more of the following:
(i)
appoint one or more persons (severally, unless specified otherwise in the instrument of appointment) to be a receiver or receiver and manager of all or any of the Collateral;
(ii)
fix and vary the Receiver's remuneration at an amount agreed between the Secured Party and the Receiver from time to time;
(iii)
terminate a receivership or remove or replace a Receiver; and
(iv)
appoint an additional Receiver.
(b)
The Secured Party may do any of these things even if a resolution or order for the Grantor's Liquidation has been passed or made.
(c)
Each party agrees that if a Receiver is appointed under this document on the basis of an Event of Default which subsequently ceases to continue, the Event of Default is taken to continue for the purposes of the Receiver's appointment under this document.

10.8
Agency of Receiver

To the extent permitted by law, a Receiver is the agent of the Grantor and the Grantor alone is responsible for the Receiver's costs, expenses, remuneration, acts, omissions and defaults. The Secured Party is not liable to the Grantor for the acts or omissions of the Receiver. To the extent that a Receiver is not, or ceases to be, the agent of the Grantor as a result of a resolution or order for the Grantor's Liquidation or by operation of law, the Receiver immediately becomes the agent of the Secured Party.

10.9
Receiver's powers
(a)
Unless the terms of a Receiver's appointment say otherwise, the Receiver has the following rights and powers over the Collateral which the Receiver is appointed to:
(i)
deal with all the rights, powers, discretions or remedies given by law to mortgagees in possession, receivers or receivers and managers;
(ii)
deal with all of the Secured Party's Powers under this document and at law (other than the power to appoint receivers or receivers and managers); and
(iii)
obtain financial accommodation from a Beneficiary and give Guarantees on terms that the Receiver considers expedient in connection with the Collateral, in each case whether alone or together with any other person, and with or without granting a Security Interest (regardless of priority ranking) over the Collateral.
(b)
The Receiver may exercise the rights and powers under clause 10.9(a) in the name of the Grantor or otherwise.

10.10
Appointment of Attorney
(a)
The Grantor for valuable consideration, to secure the performance of the Obligations, irrevocably appoints the Secured Party, each Authorised Representative of the Secured Party and each Receiver separately as its attorney to do any or all of the following on the Grantor's behalf and in the Grantor's or the attorney's name while an Event of Default is continuing:
(i)
prove in the Liquidation of a Loan Party;
(ii)
anything which the Grantor must do under a Loan Document or under law in connection with a Loan Document;
(iii)
anything which the Attorney considers necessary or expedient to give effect to a Power or exercise of a Power, or to perfect any Loan Document, including by signing any document for that purpose; and
(iv)
anything which an Attorney is expressly empowered to do under a Loan Document on the Grantor's behalf.
(b)
The Grantor agrees to ratify anything done by its Attorney pursuant to the power of attorney granted by the Grantor under clause 10.10(a). An Attorney may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

11.
Costs and expenses
11.1
Costs and expenses

The Grantor agrees to pay all costs and expenses set out in section 10.3 (Payment of Costs and Expenses) and Section 10.4 (Indemnification) of the Credit Agreement as if each reference to:

(a)
'Borrower' were to the Grantor;
(b)
'Administrative Agent' and 'Lender' includes a reference to the Secured Party

(including, for the avoidance of doubt, so that the Secured Party would be an 'Indemnified Party' under the Credit Agreement);
(c)
'Collateral' includes any Collateral defined under this document; and
(d)
'this Agreement' includes this document.

11.2
PPSA expenses

Without limiting clause 11.1 above, the Grantor must pay or reimburse on demand by the Secured Party all reasonable costs and expenses of a Beneficiary, a Receiver and an Attorney (and any of their respective officers, employees and agents) in connection with:

(a)
the negotiation, preparation, execution, delivery, registration and completion of, and payment of Taxes on, the Loan Documents;
(b)
preparing, registering and maintaining any financing statement or financing change statement (including pursuant to section 167 of the PPSA); and
(c)
complying with any amendment demand in accordance with Part 5.6 of the PPSA.

This includes legal costs and expenses (on a full indemnity basis) and any professional consultant's fees.

11.3
Enforcement and other expenses

Without limiting clause 11.1 above, the Grantor must pay or reimburse on demand by the Secured Party all costs and expenses of the a Beneficiary, a Receiver and an Attorney (and any of their respective officers, employees and agents) in connection with:

(a)
enforcing a Loan Document, or exercising, enforcing or protecting a Power, or attempting to do so;
(b)
obtaining or receiving payment of, and distributing, any Obligations;
(c)
a breach of, obtaining or procuring performance or satisfaction of the Obligations;
(d)
a Default or Event of Default;
(e)
any Governmental Authority enquiry concerning the Grantor or any of its Affiliates, or the involvement of a Beneficiary in the Loan Documents; and
(f)
maintaining, preserving or protecting the Collateral.

This includes any legal costs and expenses (on a full indemnity basis) and any professional consultant's fees.

11.4
Costs and expenses of Grantor

The Grantor will pay its own costs and expenses in connection with this document.

12.
Interest on overdue amounts
12.1
Accrual and calculation

Unless another Loan Document already obliges the Grantor to pay interest on an unpaid amount that is due and payable by it under a Loan Document, interest on that overdue amount (including on unpaid interest under this clause 12) will accrue daily:

(a)
from and including the due date (or, for an amount payable by reimbursement or indemnity, any earlier date the amount was incurred), up to but excluding the date of actual payment; and
(b)
subject to clause 12.2, at the Default Rate.

12.2
Judgment or order

If the Grantor's liability under a Loan Document is the subject of a judgment or order:

(a)
its obligation to pay interest under clause 12.1 is separate from, and continues despite, the judgment or order; and
(b)
the interest accrues both before and after judgment at the higher of the Default Rate and the rate payable under that judgment or order.

12.3
Payment

The Grantor must pay to the Secured Party accrued interest under this clause 12 on the last Business Day of each calendar month and on demand.

13.
Payments

All payments by the Grantor under this document must be made:

(a)
in accordance with the other Loan Documents; and
(b)
if no date for payment is specified in another Loan Document, on demand by the Secured Party.
14.
Receipt of money and application
14.1
Credit of received payment

The Grantor is only credited with a payment of the Obligations from the date of actual receipt in cleared funds by the relevant Beneficiary (whether received from the Grantor or a Receiver).

14.2
Applying or appropriating money received
(a)
Subject to the Security Trust Deed, the Secured Party may apply or appropriate all money received under this document (even if insufficient to discharge all of the Grantor obligations at that time) to reduce the Obligations in the order, and to satisfy any part of the Obligations, as the Secured Party sees fit (including as between principal, interest and other amounts owing to the Secured Party and including so as to enable the Secured Party to preserve any purchase money security interest) provided that no application or appropriation may be made by the Secured Party where the relevant application or appropriation would not be permitted to be made by the Administrative Agent under any Loan Document if the money had been received by the Administrative Agent.
(b)
An application or appropriation by the Secured Party will override any appropriation made by the Grantor unless the Grantor is entitled to make the appropriation under the terms of any Loan Document. For the purposes of section 14(6)(a) of the PPSA, this clause 14.2 constitutes the method of payment application agreed by the parties.

14.3
Suspense account
(a)
The Secured Party may credit money received in or towards satisfaction of the Obligations (including dividends received in any Liquidation) to a suspense account. The Secured Party may keep the money in that account for as long as, and at whatever interest rate, the Secured Party thinks fit. The Secured Party may apply the money (including interest) to reduce the Obligations whenever the Secured Party thinks fit.
(b)
If the Obligations have been fully and finally paid or discharged and the Secured Party is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest must be paid to or for the account of the Grantor and the Secured Party will not have any further liability in relation to it.

14.4
Surplus proceeds

If the Secured Party, a Receiver or an Attorney (as the case may be) holds any surplus money after:

(a)
payment of the Obligations in full and the application of proceeds in accordance with clause 14.2; and

(b)
the making of all payments that the Secured Party, Receiver or Attorney has the right or obligation to make under the Loan Documents or at law,

then:

(c)
no trust arises, or interest accrues, over that surplus money; and
(d)
each Beneficiary, Receiver or Attorney may pay that money to an account in the name of the Grantor with any bank, in which case each Beneficiary, Receiver or Attorney will have no further liability in relation to that money.

14.5
Payments after notice of subsequent Security Interests
(a)
Subject to clause 14.5(b), effective from the time at which the Secured Party receives actual or constructive notice of a subsequent Security Interest in respect of any Collateral to which the PPSA does not apply:
(i)
the Secured Party and the Grantor agree that for all purposes there is opened a new account in the name of the Grantor in the Secured Party's books;
(ii)
all payments made by the Grantor to the Secured Party and all accommodation and advances made by the Secured Party to the Grantor, are to be credited or debited (as applicable) to that new account; and
(iii)
all payments credited to the new account must be applied first towards reduction of any debit balance in the new account, and then towards reduction of any other Obligations.
(b)
Clause 14.5(a) is subject to the Secured Party's general rights of appropriation under clauses 14.1 and 14.2.

15.
Statutory powers and notices
15.1
Exclusion of PPSA provisions

To the extent the law permits:

(a)
for the purposes of sections 115(1) and 115(7) of the PPSA:
(i)
the Secured Party need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4); and
(ii)
sections 142 and 143 are excluded;
(b)
for the purposes of section 115(7) of the PPSA, the Secured Party need not comply with sections 132 and 137(3);
(c)
if the PPSA is amended after the date of this document to permit the Grantor and the Secured Party to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party may notify the Grantor that any of these provisions is excluded, or that the Secured Party need not comply with any of these provisions, as notified to the Grantor by the Secured Party; and
(d)
the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non‐disclosure under that section.
15.2
Exercise of rights by Secured Party

If the Secured Party exercises a Power in connection with this document, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause does not apply to a Power which can only be exercised under the PPSA.

15.3
No notice required unless mandatory

(a)
To the extent the law permits, the Grantor waives:
(i)
its rights to receive any notice that is required by:
(A)
any provision of the PPSA (including a notice of a verification statement); or
(B)
any other law before a secured party or Receiver exercises a Power; and
(ii)
any time period that must otherwise lapse under any law before a secured party or Receiver exercises a Power.
(b)
If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).
(c)
However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.
15.4
Appointment of nominee for registration

For the purposes of section 153 of the PPSA, the Secured Party appoints the Grantor as its nominee, and authorises the Grantor to act on its behalf, in connection with a registration under the PPSA of any security interest in favour of the Grantor which is:

(a)
evidenced or created by chattel paper;
(b)
perfected by registration under the PPSA; and
(c)
transferred to the Secured Party under this document.

This authority ceases when the registration is transferred to the Secured Party.

15.5
Other rights

Where the Secured Party has Powers in addition to, or existing separately from, those in Chapter 4 of the PPSA, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPSA. This is despite clause 15.1 or any other provision of a Loan Document.

16.
Assignment
16.1
By Grantor

The Grantor may not assign, transfer or otherwise deal with its rights, interests or obligations under this document without the Secured Party's prior written consent.

16.2
Change in security trustee

The Grantor agrees that:

(a)
the Secured Party may assign its rights and novate or otherwise transfer its obligations under this document to any replacement or successor security trustee that is appointed in accordance with the Security Trust Deed (New Security Trustee); and
(b)
if requested, it will enter in to a novation deed with the Secured Party and any New Security Trustee in a form acceptable to the Secured Party and the New Security Trustee.

16.3
Assistance

The Grantor agrees to do or execute anything reasonably requested by the Secured Party to effect an assignment, transfer, novation or other dealing under this clause 16.

17.
Notices, demands and communications

Clause 14 (Notices, demands and communications) of the Security Trust Deed applies to the giving of any notice, demand, consent, approval or communication in connection with this document.

18.
Protection of third parties
18.1
Receipt of Secured Party, Receiver

A receipt given by a Beneficiary (or its Authorised Representative), a Receiver or an Attorney for any money payable to it, or any asset receivable by it, relieves the person paying that money or delivering the asset from all liability to enquire as to the dealing with, or application of, that money or asset.

18.2
Third parties need not enquire

A person dealing with a Beneficiary, a Receiver or an Attorney is protected from any impropriety or irregularity of that dealing, and need not enquire whether:

(a)
any of them has been properly appointed or has executed or registered an instrument or exercised a Power properly or with authority; or
(b)
any Obligation has become due, a Loan Document is enforceable or a default or event of default (however described) has occurred under a Loan Document.

19.
Protection of Secured Party, Receiver and Attorney
19.1
Notice, demand or lapse of time required by law

If a notice, demand or lapse of time is required by law before a Beneficiary can exercise a Power, then for the purposes of this document:

(a)
that notice, demand or lapse of time is dispensed with to the extent allowed by that law; or
(b)
if not allowed to be dispensed with, but the period of notice, demand or lapse of time is allowed by that law to be shortened or fixed, it is shortened and fixed to one day.

19.2
Secured Party and Receiver not restricted

A Beneficiary or a Receiver need not:

(a)
exercise a Power, give a consent or make a decision under this document unless a Loan Document expressly provides otherwise; or
(b)
resort to a Security Document or Power before resorting to any other of them.

19.3
Secured Party, Receiver and Attorney not mortgagee in possession or liable

To the extent permitted by law, a Beneficiary, a Receiver and any Attorney will:

(a)
not be, nor account or be liable as, mortgagee in possession due to exercise of a Power; or
(b)
not be liable to anyone for any Loss in relation to an exercise or attempted exercise of a Power, or a failure or delay in exercising a Power, except for its own gross negligence, fraud or wilful default.

19.4
Secured Party may set off

At any time while an Event of Default is continuing, the Secured Party may, without any demand or notice, set off and apply indebtedness it owes to the Grantor (whatever the currency) against any money owing to it by the Grantor under any Security Trustee Document, whether or not the amount owed by the Secured Party or the Grantor is immediately payable or is owed alone or with any other person. The Grantor irrevocably authorises the Secured Party to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

19.5
Reinstating avoided transaction
(a)
The Grantor agrees that if a payment or other transaction relating to the Obligations is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance), then even though the Secured Party knew or should have known of the Avoidance:
(i)
each Power and the Grantor's liability under each Loan Document will be what it would have been, and will continue, as if the payment or transaction the subject of the Avoidance had not occurred; and
(ii)
the Grantor will immediately execute and do anything required by the Secured Party to restore the Secured Party to its position immediately before the Avoidance (including reinstating any Loan Document).
(b)
This clause 19.5 survives any termination or full or partial discharge or release of any Loan Document.

19.6
Authorised Representatives and communications

The Grantor irrevocably authorises the Beneficiaries to rely on a certificate by any person purporting to be its director or company secretary as to the identity and signatures of its Authorised Representatives, and to rely on any Notice or other document contemplated by any Loan Document which bears the purported signature (whether given by facsimile or otherwise) of its Authorised Representative. The Grantor warrants that those persons have been authorised to give notices and communications under or in connection with the Loan Documents.

19.7
Secured Party's opinion

An opinion or view of the Secured Party for the purposes of this document may be formed or held on its behalf by its Authorised Representative, its board of directors or by any other person it authorises to act on its behalf in relation to the Loan Documents.

20.
General provisions
20.1
Consideration

The Grantor acknowledges entering this document in return for the Secured Party and the other Beneficiary entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration.

20.2
Prompt performance

If a time is not specified for the performance by the Grantor of an obligation under this document, it must be performed promptly.

20.3
Performance of Grantor's obligations by Secured Party

The Secured Party may do anything which the Grantor fails to do as required by, or in accordance with, this document. This does not limit or exclude the Secured Party's Powers in any way.

20.4
Powers

Powers under the Loan Documents are cumulative and do not limit or exclude Powers under law. Full or partial exercise of a Power does not prevent a further exercise of that or any other Power. No failure or delay in exercising a Power operates as a waiver or representation. Unless expressly provided in a Loan Document, no Power or Loan Document merges in, limits or excludes any other Power, Loan Document or judgment which the Secured Party or a Receiver (or anyone claiming through it) may have or obtain.

20.5
Consent and waivers

A consent or waiver by the Secured Party or a Receiver in relation to this document is effective only if in writing. If given subject to conditions, the consent or waiver only takes effect subject to compliance with those conditions to the Secured Party's or Receiver's satisfaction.

20.6
Indemnities and reimbursement obligations

The Secured Party or a Receiver need not incur an expense or make a payment before enforcing an indemnity or reimbursement obligation in a Security Trustee Document. Unless otherwise stated, each such indemnity or reimbursement obligation is separate and independent of each other obligation of the party giving it, is absolute, irrevocable, unconditional and payable on demand and continues despite any settlement of account, termination of any Security Trustee Document or anything else.

20.7
Notices or demands as evidence

A notice or certificate from or demand by the Secured Party stating that an Event of Default has occurred, or that a specified sum of money is owing or payable under a Security Trustee Document or stating any other fact or determination relevant to the rights or obligations of the

Secured Party or the Grantor under a Loan Document, is taken to be correct unless proved incorrect.

20.8
Law and legislation

To the extent permitted by law:

(a)
each Loan Document to which the Grantor is expressed to be a party prevails to the extent of inconsistency with any law; and
(b)
any present or future legislation operating to reduce the Grantor's obligations under a Loan Document or the effectiveness of the Powers is excluded.

20.9
Severability

A provision of this document that is illegal, invalid or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality, invalidity or unenforceability. This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of this document in any jurisdiction.

20.10
Variation

A variation of this document must be in writing and signed by or on behalf of each party to it.

20.11
Governing law – security agreement

This document is governed by the laws of New South Wales, Australia.

20.12
Governing law – Security Interest
(a)
Subject to paragraph (b), each Security Interest created under this document is governed by the laws of New South Wales, Australia.
(b)
Paragraph (a) does not apply to the extent that a Security Interest is created under this document in any personal property described in section 237(2) of the PPSA, in which case the law determined by the PPSA will govern the Security Interest in that property.

20.13
Jurisdiction

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia (and any court of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.

20.14
Service of process

Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of Notices under this document.

20.15
Acceptance of appointments

The Grantor acknowledges that:

(a)
the Borrower has, or will, appoint the Grantor as its agent to accept service of process under or in connection with the Specific Security Deed (Marketable Securities) (as defined in the Security Trust Deed), and the Grantor accepts the appointment;
(b)
the appointments may not be revoked without the Secured Party's consent.

20.16
Counterparts
(a)
This document may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this document may exchange it with another party (the Recipient) by:
(i)
emailing a copy of the executed counterpart to the Recipient; or
(ii)
utilising an electronic platform (including DocuSign) to circulate the executed counterpart,

and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilising the electronic platform.

(b)
Each party consents to signatories and parties executing this document by electronic means and to identifying themselves in the manner specified in this clause.
(c)
Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this document in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this document, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this document.

Schedule 1 – Notice of Security Interest (account)

[Date]

To: [Financial institution name] (you) [Financial institution address]

Copy to: ORCO IV LLC

[secured party address]

Customer/depositor: AVITA Medical Pty Limited (we/us)

Account: [ ] (Collection Account)

We have granted a general security deed (GSD) to ORCO IV LLC (Secured Party) under which we have created a security interest in the Collection Account. Under the terms of the GSD, we must not operate or deal with the Collection Account in any way (including any fund transfer or withdrawal) without the Secured Party's prior written consent. Accordingly, unless you receive notice to the contrary from the Secured Party, you are directed to:

1.
deal with the Collection Account and any balance only in accordance with the Secured Party's instructions, and to not permit the Collection Account to be operated without those instructions;
2.
credit all interest and proceeds in relation to the Collection Account into the Collection Account.

Any notice or subsequent instructions given by the Secured Party under this notice must be authorised by no less than two authorised officers. The authorised officers for the Collection Account must be properly identified using your usual procedures before you can accept notifications or instructions from a particular authorised officer.

Notices to [Financial institution name] must be sent to: [insert address]

Facsimile: [insert facsimile] Attention: [insert attention]

You are also directed to promptly give the Secured Party:

(a)
all information requested by the Secured Party from time to time in relation to the Collection Account (whether or not such information you may disclose to the Secured Party is deemed confidential) and any interest and proceeds credited or paid to the Collection Account; and
(b)
a copy of any notice you receive of any security interest (other than the security interest created under the GSD) granted in the Collection Account or any proceeds from the Collection Account.

You may rely on any notice and/or instructions reasonably believed by you to be genuine and correct and in the case of a notice and/or instruction purporting to be from the Secured Party, signed by two persons who purport to be authorised officers of the Secured Party. We acknowledge and agree that you can rely on such notice and/or instructions and will not be held liable for acting in good faith on the notice and/or instruction to the extent that you and your officers have not been guilty of fraud, wilful misconduct or negligence.

You are not liable for any stamp duty that may arise out of this arrangement.

Please acknowledge receipt of this notice by signing and returning a copy of this notice. The acknowledgment will be your confirmation for the benefit of the Secured Party that:

1.
you will comply with the above directions and not pay money in the Collection Account to us or anyone else without the Secured Party's consent;
2.
you waive any right of set-off or combination or any security interest to the extent it would affect the Collection Account;
3.
without limiting paragraph 2, you agree to, if requested by the Secured Party, subordinate in favour of the Secured Party, any security interest in the Collection Account that you have perfected by control to the security interest created under the GSD; and
4.
you have received no notice of any prior security interest granted in the Collection Account or any proceeds from the Collection Account.

Terms defined in the Personal Property Securities Act 2009 (Cth) have the same meaning when used in this notice.

Receipt and agreement confirmed:

Signed for and on behalf of AVITA Medical Pty Limited

Signed for and on behalf of [Financial institution name]

Title:

Date:

Receipt and agreement confirmed:

Signed for and on behalf of

ORCO IV LLC

Title:

Date:

Schedule 2 – Serial Numbered Property

Serial Numbered Property (including motor vehicle(s), aircraft, watercraft, design(s), patent(s), plant breeder's right(s) and trade mark(s)) which is material to the Grantor's business:

Terms used in this Schedule have the same meaning as in the PPSA and the PPS Regulations (as applicable).

Motor vehicles

Complete if any Serial Numbered Property consists of any motor vehicle(s):

vehicle identification number (if any)	chassis number (if any)	manufacturer's number
None as at the date of this document	None as at the date of this document	None as at the date of this document

Aircraft

Complete if any Serial Numbered Property consists of any aircraft:

nationality*	registration mark*	manufacturer's serial number	manufacturer's name	manufacturer's model description
None as at the date of this document	None as at the date of this document	None as at the date of this document	None as at the date of this document	None as at the date of this document

* to be included in the case of small aircraft and to be assigned by the Chicago Convention

Watercraft

Complete if any Serial Numbered Property consists of any watercraft:

manufacturer's number*	official number (if any)	hull identification number
None as at the date of this document	None as at the date of this document	None as at the date of this document

* to be included in the case of an outboard motor

Designs

Complete if any Serial Numbered Property consists of any design(s):

design number* (if any)	design application number*
None as at the date of this document	None as at the date of this document

* as issued by IP Australia

Patents

Complete if any Serial Numbered Property consists of any patent(s):

patent number (if any)	patent application number (if any)	Jurisdiction
9029140	13/036,569	USA
AU2013202587B2	2013202587	Australia
BR112014023272B1	BR1120140232725	Brazil
CA2874091	CA2874091	Canada
EP2828378B1	EP2013764726	Germany
Pending	CN201380024737	China
ES2864772T3	EP2013764726	Spain
EP2828378B1	EP2013764726	France
EP2828378B1	EP2013764726	United Kingdom
Pending	HK15108195	Hong Kong
EP2828378B1	EP2013764726	Italy
Pending	EP2021156318	European Patent Office
Pending	16/592,108	United States of America
Pending	16/592,117	United States of America
AU2013205148B2	2013205148	Australia
Pending	CA2906088	Canada
CN105189729B	CN201480025699.5	China
EP2970856B1	EP2014770177	Germany
ES2759063T3	ES2014770177T	Spain
EP2970856B1	EP2014770177	France
EP2970856B1	EP2014770177	United Kingdom
HK1219291	HK16107310	Hong Kong
EP2970856B1	EP2014770177	Italy
JP6479757B2	JP2016-502942	Japan
US10626358B2	14/776,038	United States of America
Pending	CN201911343417.7	China
Pending	EP2019208169	European Patent Office
Pending	HK42020021909	Hong Kong
US11124752B2	16/787,882	United States of America
Pending	18/370,842	United States of America

AT510548T	AT2002709917T	Austria
AU2002227802B2	AU2002227802	Australia

patent number (if any)	patent application number (if any)	Jurisdiction
BRPI0206692B1	BRPI0206692	Brazil
DE60240127T2	DE60240127	Germany
1357922	1357922	Spain
1357922	027099175	Belgium
EP1357922	EP2002709917	France
EP1357922	EP2002709917	United Kingdom
HK1057713	4100628.6	Hong Kong
EP1357922	EP2002709917	Italy
JP5214085	2002-562365	Japan
EP1357922	EP2002709917	Netherlands
EP1357922	EP2002709917	Portugal
EP1357922	EP2002709917	Sweden
EP1357922	EP2002709917	Turkey
AT717889	AT2010184235T	Austria
EP2343079	10184235.9	Belgium
DE60247071T2	60247071-4	Germany
EP2343079	10184235.9	Spain
EP2343079	10184235.9	France
EP2343079	10184235.9	United Kingdom
EP2343079	10184235.9	Italy
EP2343079	10184235.9	Netherlands
PT1357922E	PT2002709917T	Portugal
EP2343079	10184235.9	Sweden
EP2343079	10184235.9	Turkey
DE60249971T2	DE60249971	Germany
EP2957288	15159890.1	Spain
EP2957288	15159890.1	France
EP2957288	15159890.1	United Kingdom
HK16100778	HK16100778	Hong Kong
EP2957288	15159890.1	Italy

JP6042377	JP2014134495	Japan
9078741	13/223,577	United States of America
9867692	14/645,933	United States of America

patent number (if any)	patent application number (if any)	Jurisdiction
10729536	15/838,429	United States of America
10729536	16/436,693	United States of America

Plant breeder's rights

Complete if any Serial Numbered Property consists of any plant breeder's right(s):

plant breeder's right number* (if any)	plant breeder's right application number*
None as at the date of this document	None as at the date of this document

* as issued by IP Australia

Trade marks

Complete if any Serial Numbered Property consists of any trade mark(s):

trade mark number (if any)	trade mark application number	Jurisdiction
2103006	2575728	Argentina
1710701	1258199 (IR number)	Australia
1722240	1265045 (IR number)	Australia
1722242 (Now a National Registration, Transformed from IR 1265047)		Australia
1722241 (Now a National Registration, Transformed from IR 1265046)		Australia
1747552	1284000 (IR number)	Australia
1258199	1258199	Benelux
1265045	1265045	Benelux
1284165	1284165	Benelux
1419798	1265047	Benelux
1419800	1265046	Benelux
1284000	1284000	Benelux
909371300	909371300	Brazil
909371407	909371407	Brazil

827197926	827197926	Brazil
909371482	909371482	Brazil
909370567	909370567	Brazil
909370753	909370753	Brazil
910105227	910105227	Brazil

trade mark number (if any)	trade mark application number	Jurisdiction
910105294	910105294	Brazil
	910105146	Brazil
1258199	1258199	China
1265045	1265045	China
854939	854939	China
1284000	1284000	China
	1265046/47625110	China
1258199	1258199	Colombia
1265045	1265045	Colombia
1284165	1284165	Colombia
1284000	1284000	Colombia
1258199	1258199	Egypt
1265045	1265045	Egypt
1284165	1284165	Egypt
1284000	1284000	Egypt
1258199	1258199	European Union
1265045	1265045	European Union
013919022	013919022	European Union
018261233	1265047	European Union
018261234	1265046	European Union
013920673	013920673	European Union
1072803	1072803	European Union
303407201	303407201	Hong Kong
303407229	303407229	Hong Kong
303407238	303407238	Hong Kong
303407210	303407210	Hong Kong
303558385	303558385	Hong Kong
1258199	1258199	India
1265045	1265045	India
993211	993211	India
993212	993212	India
1284000	1284000	India

1258199	1258199	Iran
1284000	1284000	Iran
	1265045	Iran
1258199	1258199	Israel
1265045	1265045	Israel
328959	1265047	Israel
328960	1265046	Israel

trade mark number (if any)	trade mark application number	Jurisdiction
1284000	1284000	Israel
1258199	1258199	Japan
1265045	1265045	Japan
2020079285	1265047	Japan
2020079284	1265046	Japan
1284000	1284000	Japan
888621	706367 (706367T)	Mexico
1258199	1258199	Oman
1265045	1265045	Oman
1284165	1284165	Oman
1284000	1284000	Oman
1258199	1258199	Republic of Korea
1265045	1265045	Republic of Korea
854939	854939	Republic of Korea
4020200112897	1265047	Republic of Korea
4020200127627	1265046	Republic of Korea
1284000	1284000	Republic of Korea
854939	854939	Singapore
1258199	1258199	Syrian Arab Republic
1265045	1265045	Syrian Arab Republic
1284165	1284165	Syrian Arab Republic
1284000	1284000	Syrian Arab Republic
01888179	104026597	Taiwan R.O.C.
1882092	104026598	Taiwan R.O.C.
01888885		Taiwan R.O.C.
191114045	985783	Thailand
191114073	985784	Thailand
191111618	985786	Thailand
191113559	985779	Thailand
191113564	985780	Thailand

191113555	985781	Thailand
191114048	985782	Thailand
181100952	1008348	Thailand
	985785	Thailand
231111839	1008347	Thailand
1258199	1258199	Turkey
1265045	1265045	Turkey
854939	854939	Turkey
201581059	1265047	Turkey

trade mark number (if any)	trade mark application number	Jurisdiction
201581057	1265046	Turkey
1284000	1284000	Turkey
UK0081258199	1258199	United Kingdom
UK0081265045	1265045	United Kingdom
UK009013919022	013919022	United Kingdom
UK009018261233	1265047	United Kingdom
UK009018261234	1265046	United Kingdom
UK009013920673	013920673	United Kingdom
UK0081072803	1072803	United Kingdom
5703468	86453769	United States of America
5703469	86456218	United States of America
5225178	1284000	United States of America
	88000377	United States of America
	86453832	United States of America
	86452818	United States of America
	86270016	United States of America
4072126	85127139	United States of America
	79180907	United States of America

DocuSign Envelope ID: 68E27166-3FFC-482A-A2BA-4C571BA395BA

Signing pages

EXECUTED as a deed.

Each signatory executing this document (electronically or otherwise) intends by that execution to be bound by this document, and where the signatory has signed as an officer or attorney of a party, for that party to be bound by this document. Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

Grantor

Executed by AVITA Medical Pty Limited in accordance with Section 127 of the Corporations Act 2001 (Cth)

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (printed)	Name of director/company secretary (print)

Secured Party

Signed sealed and delivered by ORCO IV LLC in

the presence of

/s/ Brendan Weber	/s/ W. Carter Neild
Signature of witness	Signature of authorised signatory

Brendan Weber	W. Carter Neild
Name of witness	Name of authorised signatory

General security deed

MinterEllison I Ref: LNMM:ERB 1464626